EXHIBIT 24.1
                                                                    ------------

                                POWER OF ATTORNEY


         NOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert
L. Doretti and Stephen J. Wietrecki their attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutions, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


        SIGNATURE                         TITLE                     DATE
----------------------------     -------------------------     --------------

/s/ ROBERT L. DORETTI            Chief Executive Officer       April 25, 2000
----------------------------     and Director
    Robert L. Doretti


/s/ STEPHEN J. WIETRECKI         Vice President and            April 25, 2000
----------------------------     Chief Financial Officer
    Stephen J. Wietrecki


/s/ WILLIAM C. HULLEY            Chairman of the Board         April 25, 2000
----------------------------
    William C. Hulley


/s/ HERMAN DELATTE               Director                      April 25, 2000
----------------------------
    Herman DeLatte


/s/ GINA BORNINO MILLER          Director                      April 25, 2000
----------------------------
    Gina M. Bornino


/s/ ROBERT BADAVAS               Director                      April 25, 2000
----------------------------
    Robert Badavas